SEC File Nos. 2-26516
811-1435

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No.  72
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No.  41

AMCAP FUND, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)
Registrant's telephone number, including area code:
(213) 486-9200

Julie F. Williams
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
ERIC A.S. RICHARDS, ESQ.
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California  90071
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on May 15, 2002, pursuant to paragraph (b) of rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




AMCAP Fund/(R)/

Retirement Plan Prospectus









TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

AMCAP Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

[CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   7.19%
1993  11.01
1994  -0.24
1995  28.71
1996  14.16
1997  30.55
1998  30.02
1999  21.78
2000   7.50
2001  -5.01
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST               22.00%  (quarter ended December 31, 1998)
LOWEST                -15.40%  (quarter ended September 30, 2001)


The year-to-date result was -0.31% for the three months ended March 31, 2002.

                                                        AMCAP Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
------------------------------------------------------------------------
 CLASS A - BEGAN 5/1/67   -10.45%     14.75%     13.25%       13.08%
 S&P 500/2/               -11.83%     10.69%     12.91%       11.25%
 Consumer Price Index/3/    1.55%      2.18%      2.51%        4.95%


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

AMCAP Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.75 %/1/     none
 Maximum sales charge imposed on reinvested dividends  none          none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                           none          none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.36%   0.36%   0.36%   0.36%   0.36%    0.36%
 Distribution and/or Service
 (12b-1) Fees/2/               0.23%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.12%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.57%   1.52%   1.13%   0.80%    0.50%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $643       $789         $947       $1,407
 R-1                      $160       $496         $855       $1,867
 R-2                      $155       $480         $829       $1,813
 R-3                      $115       $359         $622       $1,375
 R-4                      $ 82       $255         $444       $  990
 R-5                      $ 51       $160         $280       $  628



1 Reflects the maximum initial sales charge in the first year.

                                                        AMCAP Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in common stocks of issuers located in the U.S.

The prices of securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. The fund's investment adviser focuses primarily on companies with attributes that are associated with long-term growth, such as strong management, participation in a growing market and a history of above average growth in earnings, revenues and/or cash flow.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term growth opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

AMCAP Fund / Prospectus

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/1/67           -5.01%     16.11%     13.92%       13.28%
 S&P 500/2/                      -11.83%     10.69%     12.91%       11.25%
 Lipper Multi-Cap Core Index/3/  -10.76%      9.32%     11.71%       10.78%
 Lipper Growth Fund Index/4/     -17.98%      8.52%     10.78%       10.32%
 S&P MidCap 400 Index/5/          -0.62%     16.11%     15.01%         N/A


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Core Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Lipper Growth Fund Index is an equally weighted performance index with 30 of the largest growth funds. These funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indexes. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commisions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. MidCap companies represented in this index typically have market capitalizations between $1 and $5 billion. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.

                                                        AMCAP Fund / Prospectus

HOLDINGS BY INDUSTRY AS OF FEBRUARY 28, 2002
[pie chart]
Commercial Services & Supplies 10.19%
Media 9.31
Diversified Financials 6.05
Semiconductor Equipment & Products 5.94
Pharmaceuticals 4.21
Other Industries 41.10
Cash & Equivalents 23.20
[end chart]

 LARGEST EQUITY HOLDINGS AS OF FEBRUARY 28, 2002
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Viacom                                              2.70%
-------------------------------------------------------------------
 Fannie Mae                                          2.25
--------------------------------------------
 Interpublic Group                                   1.82
-------------------------------------------------------------------
 Robert Half International                           1.74
-------------------------------------------------------------------
 Lowe's                                              1.73
-------------------------------------------------------------------
 Philip Morris                                       1.69
-------------------------------------------------------------------
 Kohl's                                              1.60
-------------------------------------------------------------------
 Concord EFS                                         1.51
-------------------------------------------------------------------
 USA Education                                       1.49
-------------------------------------------------------------------
 Capital One Financial                               1.49
-------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

AMCAP Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for AMCAP Fund are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       EXPERIENCE IN THIS FUND      (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  16 years            Chairman of the Board and Principal Executive
 Chairman of the Board and                                Officer, Capital Research and Management Company
 Principal Executive
 Officer                                                  Investment professional for 37 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 CLAUDIA P. HUNTINGTON                6 years             Senior Vice President, Capital Research and
 President and Director         (plus 14 years prior      Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 29 years in total; 27
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR                    6 years             Chairman and Principal Executive Officer, Capital
 Senior Vice President          (plus 7 years prior       Research Company
                              experience as a research
                             professional for the fund)   Investment professional for 19 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 C. ROSS SAPPENFIELD                  3 years             Vice President and Director, Capital Research
 Vice President                 (plus 5 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 10 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------

                                                        AMCAP Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

AMCAP Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                                        AMCAP Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

AMCAP Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                                        AMCAP Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually twice a year. Capital gains, if any, are usually distributed twice a year. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

AMCAP Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2003 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                   CLASS A
                                          YEAR ENDED FEBRUARY 28/29
                                   2002     2001     2000     1999      1998
 NET ASSET VALUE, BEGINNING OF   $17.24    $19.00   $17.84   $16.93    $14.60
YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income              .09       .22      .13      .12       .10
(loss)/1/
 Net (losses) gains on
securities                        (1.24)      .38     3.61     3.21      4.80
 (both realized and
unrealized)/1/
-------------------------------------------------------------------------------
 Total from investment            (1.15)      .60     3.74     3.33      4.90
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net investment    (.09)     (.10)    (.10)    (.13)     (.10)
income)
 Distributions (from capital       (.71)    (2.26)   (2.48)   (2.29)    (2.47)
gains)
-------------------------------------------------------------------------------
 Total distributions               (.80)    (2.36)   (2.58)   (2.42)    (2.57)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR    $15.29    $17.24   $19.00   $17.84    $16.93
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                  (7.08)%    3.03%   22.30%   21.07%    36.97%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in     $7,356    $7,417   $7,270   $5,939    $4,891
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to average       .71%      .67%     .68%     .67%      .68%
net assets
-------------------------------------------------------------------------------
 Ratio of net income to average     .58%     1.18%     .72%     .70%      .62%
net assets
 Portfolio turnover rate             25%       39%      34%      36%       31%


1 Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                                        AMCAP Fund / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER        American Funds Service Company
          SERVICES               800/421-0180
          FOR RETIREMENT PLAN    Call your employer or plan
          SERVICES               administrator
          FOR DEALER SERVICES    American Funds Distributors
                                 800/421-9900
                                 American FundsLine(R)
          FOR 24                 800/325-3590
          -HOUR INFORMATION      American FundsLine OnLine(R)
                                 www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-1435
RPAMCAP-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

 THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ JULIE F. WILLIAMS
    JULIE F. WILLIAMS
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




AMCAP Fund/(R)/

Retirement Plan Prospectus









TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow over time by investing primarily in stocks of U.S. companies with a record of above average long-term growth.

The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. Your investment in the fund is subject to risks, including the possibility that the value of the fund's investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

AMCAP Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

[CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   7.19%
1993  11.01
1994  -0.24
1995  28.71
1996  14.16
1997  30.55
1998  30.02
1999  21.78
2000   7.50
2001  -5.01
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST               22.00%  (quarter ended December 31, 1998)
LOWEST                -15.40%  (quarter ended September 30, 2001)


The year-to-date result was -0.31% for the three months ended March 31, 2002.

                                                        AMCAP Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
------------------------------------------------------------------------
 CLASS A - BEGAN 5/1/67   -10.45%     14.75%     13.25%       13.08%
 S&P 500/2/               -11.83%     10.69%     12.91%       11.25%
 Consumer Price Index/3/    1.55%      2.18%      2.51%        4.95%


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

AMCAP Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.75 %/1/     none
 Maximum sales charge imposed on reinvested dividends  none          none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                           none          none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.36%   0.36%   0.36%   0.36%   0.36%    0.36%
 Distribution and/or Service
 (12b-1) Fees/2/               0.23%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.12%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.57%   1.52%   1.13%   0.80%    0.50%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $643       $789         $947       $1,407
 R-1                      $160       $496         $855       $1,867
 R-2                      $155       $480         $829       $1,813
 R-3                      $115       $359         $622       $1,375
 R-4                      $ 82       $255         $444       $  990
 R-5                      $ 51       $160         $280       $  628



1 Reflects the maximum initial sales charge in the first year.

                                                        AMCAP Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in common stocks of issuers located in the U.S.

The prices of securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. The fund's investment adviser focuses primarily on companies with attributes that are associated with long-term growth, such as strong management, participation in a growing market and a history of above average growth in earnings, revenues and/or cash flow.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term growth opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

AMCAP Fund / Prospectus

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/1/67           -5.01%     16.11%     13.92%       13.28%
 S&P 500/2/                      -11.83%     10.69%     12.91%       11.25%
 Lipper Multi-Cap Core Index/3/  -10.76%      9.32%     11.71%       10.78%
 Lipper Growth Fund Index/4/     -17.98%      8.52%     10.78%       10.32%
 S&P MidCap 400 Index/5/          -0.62%     16.11%     15.01%         N/A


1 Lifetime results are as of the date Class A shares first became available.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Core Index is an equally weighted performance index that represents funds which, by portfolio practice, invest in a variety of market capitalization ranges. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio when compared to the U.S. diversified multi-cap equity funds universe. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The Lipper Growth Fund Index is an equally weighted performance index with 30 of the largest growth funds. These funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indexes. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commisions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. MidCap companies represented in this index typically have market capitalizations between $1 and $5 billion. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares began investment operations; therefore, lifetime results are not available.

                                                        AMCAP Fund / Prospectus

HOLDINGS BY INDUSTRY AS OF FEBRUARY 28, 2002
[pie chart]
Commercial Services & Supplies 10.19%
Media 9.31
Diversified Financials 6.05
Semiconductor Equipment & Products 5.94
Pharmaceuticals 4.21
Other Industries 41.10
Cash & Equivalents 23.20
[end chart]

 LARGEST EQUITY HOLDINGS AS OF FEBRUARY 28, 2002
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Viacom                                              2.70%
-------------------------------------------------------------------
 Fannie Mae                                          2.25
--------------------------------------------
 Interpublic Group                                   1.82
-------------------------------------------------------------------
 Robert Half International                           1.74
-------------------------------------------------------------------
 Lowe's                                              1.73
-------------------------------------------------------------------
 Philip Morris                                       1.69
-------------------------------------------------------------------
 Kohl's                                              1.60
-------------------------------------------------------------------
 Concord EFS                                         1.51
-------------------------------------------------------------------
 USA Education                                       1.49
-------------------------------------------------------------------
 Capital One Financial                               1.49
-------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

AMCAP Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for AMCAP Fund are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       EXPERIENCE IN THIS FUND      (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 R. MICHAEL SHANAHAN                  16 years            Chairman of the Board and Principal Executive
 Chairman of the Board and                                Officer, Capital Research and Management Company
 Principal Executive
 Officer                                                  Investment professional for 37 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 CLAUDIA P. HUNTINGTON                6 years             Senior Vice President, Capital Research and
 President and Director         (plus 14 years prior      Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 29 years in total; 27
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 TIMOTHY D. ARMOUR                    6 years             Chairman and Principal Executive Officer, Capital
 Senior Vice President          (plus 7 years prior       Research Company
                              experience as a research
                             professional for the fund)   Investment professional for 19 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 C. ROSS SAPPENFIELD                  3 years             Vice President and Director, Capital Research
 Vice President                 (plus 5 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 10 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------

                                                        AMCAP Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

AMCAP Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                                        AMCAP Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

AMCAP Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                                        AMCAP Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually twice a year. Capital gains, if any, are usually distributed twice a year. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

AMCAP Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2003 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                   CLASS A
                                          YEAR ENDED FEBRUARY 28/29
                                   2002     2001     2000     1999      1998
 NET ASSET VALUE, BEGINNING OF   $17.24    $19.00   $17.84   $16.93    $14.60
YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income              .09       .22      .13      .12       .10
(loss)/1/
 Net (losses) gains on
securities                        (1.24)      .38     3.61     3.21      4.80
 (both realized and
unrealized)/1/
-------------------------------------------------------------------------------
 Total from investment            (1.15)      .60     3.74     3.33      4.90
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net investment    (.09)     (.10)    (.10)    (.13)     (.10)
income)
 Distributions (from capital       (.71)    (2.26)   (2.48)   (2.29)    (2.47)
gains)
-------------------------------------------------------------------------------
 Total distributions               (.80)    (2.36)   (2.58)   (2.42)    (2.57)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR    $15.29    $17.24   $19.00   $17.84    $16.93
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                  (7.08)%    3.03%   22.30%   21.07%    36.97%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in     $7,356    $7,417   $7,270   $5,939    $4,891
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to average       .71%      .67%     .68%     .67%      .68%
net assets
-------------------------------------------------------------------------------
 Ratio of net income to average     .58%     1.18%     .72%     .70%      .62%
net assets
 Portfolio turnover rate             25%       39%      34%      36%       31%


1 Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                                        AMCAP Fund / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER        American Funds Service Company
          SERVICES               800/421-0180
          FOR RETIREMENT PLAN    Call your employer or plan
          SERVICES               administrator
          FOR DEALER SERVICES    American Funds Distributors
                                 800/421-9900
                                 American FundsLine(R)
          FOR 24                 800/325-3590
          -HOUR INFORMATION      American FundsLine OnLine(R)
                                 www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-1435
RPAMCAP-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital International
Capital Guardian        Capital Bank and Trust

                                AMCAP FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of AMCAP Fund (the "fund" or "AMCAP") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       18
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       22
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       24
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       26
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       28
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Shareholder Account Services and Privileges . . . . . . . . . . . .       30
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       30
General Information . . . . . . . . . . . . . . . . . . . . . . . .       31
Class A Share Investment Results and Related Statistics . . . . . .       32
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Financial Statements




                              AMCAP Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINES

..    The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's Investment Adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets.

..    The fund may also invest in securities convertible into common stocks, straight (nonconvertible) debt securities, cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.

DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock


                              AMCAP Fund - Page 2
automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                              AMCAP Fund - Page 3

4(2) COMMERCIAL PAPER - The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 ("the 1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1.   The fund may not invest in:

     (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;


                              AMCAP Fund - Page 4

     (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

     (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.

3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.


Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.


The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:


1. The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.)

2. The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment com-


                              AMCAP Fund - Page 5
panies, and (iii) together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3. The fund may not issue senior securities except as permitted under the 1940 Act.

4. The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically cause the fund to be deemed an underwriter as that term is defined under the Securities Act of 1933.


                              AMCAP Fund - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                                                                       NUMBER OF BOARDS
                         POSITION   YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)       WITHIN THE FUND
                         WITH THE       A DIRECTOR                 DURING             COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
     NAME AND AGE          FUND       OF THE FUND/1/            PAST 5 YEARS            DIRECTOR SERVES        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director          1998          Private Investor; former             19            Ducommun
 Christie                                                President and Chief                                Incorporated;IHOP
 Age: 68                                                 Executive Officer, The                             Corporation;Southwest
                                                         Mission Group (non-utility                         Water Company;Valero
                                                         holding company subsidiary                         L.P.
                                                         of Southern California
                                                         Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director          1998          Founder and President,                3            None
 Age: 55                                                 M.A.D., Inc.
                                                         (communications company);
                                                         Former Editor-in-Chief, Los
                                                                                 ---
                                                         Angeles Herald Examiner
                                                         -----------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director          1990          Managing Director, Senior            17            None
 Age: 66                                                 Resource Group LLC
                                                         (development and management
                                                         of senior living
                                                         communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director          1998          Private Investor; Chairman            5            None
 Age: 48                                                 and CEO, Ladera Management
                                                         Company (venture capital
                                                         and agriculture); former
                                                         owner and President, Energy
                                                         Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director          1999          Senior Associate, Reuters             3            None
 Age: 57                                                 Foundation; Senior Fellow,
                                                         Institute for International
                                                         Economics; Consultant, The
                                                                                ---
                                                         Independent of London
                                                         ---------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director          1986          Chairman/Chief Executive              7            York Group, Inc.
 Age: 62                                                 Officer, Cairnwood, Inc.
                                                         (venture capital
                                                         investment)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director          1998          President of the Salzburg             3            None
 Age: 66                                                 Seminar; President
                                                         Emeritus, Middlebury
                                                         College
-----------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director          1999          President, University of              2            UNOVA, Inc.;William
 Age: 61                                                 Southern California                                Wrigley Jr. Company

-----------------------------------------------------------------------------------------------------------------------------------




                              AMCAP Fund - Page 7

                                                                PRINCIPAL OCCUPATION(S) DURING
                                                                       PAST 5 YEARS AND
                                         YEAR FIRST ELECTED             POSITIONS HELD              NUMBER OF BOARDS
                           POSITION          A DIRECTOR            WITH AFFILIATED ENTITIES          WITHIN THE FUND
                           WITH THE        AND/OR OFFICER        OR THE PRINCIPAL UNDERWRITER      COMPLEX/2/ ON WHICH
     NAME AND AGE            FUND          OF THE FUND/1/                OF THE FUND                 DIRECTOR SERVES
------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Claudia P.              President and       1992-1994        Senior Vice President, Capital                1
 Huntington              Director               1996          Research and Management Company
 Age: 50
------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of            1986          Chairman of the Board and                     2
 Age: 63                 the Board and                        Principal Executive Officer,
                         Principal                            Capital Research and Management
                         Executive                            Company; Director, American Funds
                         Officer                              Distributors, Inc.*; Director, The
                                                              Capital Group Companies, Inc.*;
                                                              Chairman of the Board, Capital
                                                              Management Services, Inc.*
                                                                                                   ---------------------
---------------------------------------------------------------------------------------------------




                          OTHER DIRECTORSHIPS/3/
     NAME AND AGE            HELD BY DIRECTOR
--------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
--------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 50
--------------------------------------------------
 R. Michael Shanahan     None
 Age: 63
--------------------------------------------------



                              AMCAP Fund - Page 8

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                                                                                   PAST 5 YEARS AND POSITIONS HELD
                             POSITION         YEAR FIRST ELECTED                      WITH AFFILIATED ENTITIES
                             WITH THE             AN OFFICER                        OR THE PRINCIPAL UNDERWRITER
    NAME AND AGE               FUND             OF THE FUND/1/                               OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice            1996            Chairman and Principal Executive Officer, Capital Research
 Age: 41                    President                             Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice            1994            Executive Vice President and Director, Capital Research and
 Age: 53                    President                             Management Company; Director, American Funds Distributors, Inc.*;
                                                                  Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson        Vice President          1998            Executive Vice President and Director, Capital Research Company*;
 Age: 38                                                          Director, Capital International Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross                  Vice President          1999            Vice President and Director, Capital Research Company*
 Sappenfield
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President          2000            Vice President and Senior Counsel - Fund Business Management
 Age: 45                                                          Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary             1984-1998       Vice President - Fund Business Management Group, Capital Research
 Age: 53                                          2000            and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson          Treasurer             1998            Vice President - Fund Business Management Group, Capital Research
 Age: 33                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Robert P. Simmer      Assistant Treasurer        1994            Vice President - Fund Business Management Group, Capital Research
 Age: 41                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                              AMCAP Fund - Page 9

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except C. Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                              AMCAP Fund - Page 10

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila         $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2002

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $10,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                              AMCAP Fund - Page 11

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $17,000/3/                        $214,850/3/
 Christie
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $17,000                           $ 99,500
------------------------------------------------------------------------------------------
 Martin Fenton                  $19,000/3/                        $198,350/3/
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $19,000/3/                        $118,500/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $18,500/3/                        $ 99,500/3/
------------------------------------------------------------------------------------------
 Kirk P. Pendleton              $18,500/3/                        $156,000/3/
------------------------------------------------------------------------------------------
 Olin C. Robison                $19,000/3/                        $107,500/3/
------------------------------------------------------------------------------------------
 Steven B. Sample               $16,500                           $ 37,500
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: H. Frederick Christie ($66,057), Martin Fenton ($99,278), Mary Myers Kauppila ($71,514), Bailey Morris-Eck ($34,612), Kirk P. Pendleton ($164,278) and Olin C. Robison ($56,075). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 1, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses


                              AMCAP Fund - Page 12
properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton and Olin C. Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2002 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2002 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were no Nominating Committee meetings during the 2002 fiscal year.


                              AMCAP Fund - Page 13

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until March 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee noted that, although the fund's absolute results were negative during the nine months ended September 30, 2001, its results relative to its peers were highly favorable both for 2000 and the five and ten years ended September 30, 2001, placed it among the upper rankings of its peer group. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group. The Committee also


                              AMCAP Fund - Page 14
considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.485%                  $0                         $1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the average net assets in excess thereof.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share


                              AMCAP Fund - Page 15
expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received from the fund advisory fees of $27,071,000, $27,225,000 and $23,853,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until March 31, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                              AMCAP Fund - Page 16

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2002            $3,477,000          $16,084,000
                                                 2001             2,012,000            9,060,000
                                                 2000             2,191,000           10,261,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                              AMCAP Fund - Page 17
for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2002 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $17,224,000                 $3,400,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                              AMCAP Fund - Page 18

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that


                              AMCAP Fund - Page 19
     either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund


                              AMCAP Fund - Page 20
properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a


                              AMCAP Fund - Page 21
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased


                              AMCAP Fund - Page 22
have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                              AMCAP Fund - Page 23

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these


                              AMCAP Fund - Page 24
criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at


                              AMCAP Fund - Page 25
net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this


                              AMCAP Fund - Page 26
     redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


                              AMCAP Fund - Page 27

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                              AMCAP Fund - Page 28

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                              AMCAP Fund - Page 29

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                              AMCAP Fund - Page 30

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2002, 2001 and 2000, amounted to $4,817,000, $5,291,000 and $4,756,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bank of America Corp. was among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions. The fund held equity securities of Bank of America Corp. in the amount of $25,580,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,428,000 for Class A shares for the 2002 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on February 28. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting


                              AMCAP Fund - Page 31
requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2002

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.29
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.22


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 0.20% based on a 30-day (or one month) period ended February 28, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended February 28, 2002 were -12.41%, 12.85% and 12.42%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended February 28, 2002 were -7.08%, 14.19% and 13.09%, respectively.


                              AMCAP Fund - Page 32

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                              AMCAP Fund - Page 33

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                              AMCAP Fund - Page 34

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                              AMCAP Fund - Page 35

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                              AMCAP Fund - Page 36

Amcap Fund
Investment portfolio, February 28, 2002
[pie chart]

                                  Percent
                                  of net
 Largest Industry Holdings        assets

Commercial Services & Supplies    10.19%
Media                               9.31
Diversified Financials              6.05
Semiconductor Equipment & Products  5.94
Pharmaceuticals                     4.21

Other Industries                   41.10
Cash & Equivalents                 23.20

[end chart]


Amcap Fund
Investment portfolio, February 28, 2002


                                  Percent
                                  of net
Largest Equity Holdings           assets

Viacom                            2.70%
Fannie Mae                          2.25
Interpublic Group                   1.82
Robert Half International           1.74
Lowe's                              1.73
Philip Morris                       1.69
Kohl's                              1.60
Concord EFS                         1.51
USA Education                       1.49
Capital One Financial               1.49

AMCAP Fund
Investment portfolio, February 28, 2002


                                                                                                  Market
                                                                                  Number of        value
Equity securities (common stocks)                                                    Shares        (000)

COMMERCIAL SERVICES & SUPPLIES  -  10.19%
Robert Half International Inc.  (1)                                                5,200,000     $135,252
Concord EFS, Inc.  (1)                                                             3,900,000      117,117
Avery Dennison Corp.                                                               1,582,500      101,280
Sabre Holdings Corp., Class A  (1)                                                 1,950,000       85,819
Paychex, Inc.                                                                      1,600,000       59,120
Ceridian Corp.  (1)                                                                2,702,000       50,257
IMS Health Inc.                                                                    2,100,000       42,000
DeVry Inc.  (1)                                                                    1,265,000       40,961
Pitney Bowes Inc.                                                                    975,000       40,677
ServiceMaster Co.                                                                  2,730,200       37,049
Ionics, Inc.  (1)                                                                    700,000       22,477
Apollo Group, Inc., Class A  (1)                                                     392,950       19,078
Education Management Corp.  (1)                                                      420,600       16,647
First Data Corp.                                                                     150,000       12,228
Equifax Inc.                                                                         250,000        7,500
Certegy Inc.  (1)                                                                    125,000        4,644


MEDIA  -  9.31%
Viacom Inc., Class B, nonvoting  (1)                                               4,512,400      210,052
Interpublic Group of Companies, Inc.                                               5,195,300      141,312
AOL Time Warner Inc.  (1)                                                          4,147,500      102,858
Clear Channel Communications, Inc.  (1)                                            1,996,500       93,077
USA Networks, Inc.  (1)                                                            2,250,000       66,510
Liberty Media Corp., Class A  (1)                                                  4,600,000       58,880
Comcast Corp., Class A, nonvoting  (1)                                             1,500,000       50,805


DIVERSIFIED FINANCIALS  -  6.05%
Fannie Mae                                                                         2,231,000      174,576
USA Education Inc.                                                                 1,250,000      115,937
Capital One Financial Corp.                                                        2,350,000      115,784
Freddie Mac                                                                        1,000,000       63,740


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  5.94%
Applied Materials, Inc.  (1)                                                       2,300,000       99,981
Texas Instruments Inc.                                                             3,250,000       95,387
Maxim Integrated Products, Inc.  (1)                                               1,350,000       61,776
Linear Technology Corp.                                                            1,300,000       47,879
Altera Corp.  (1)                                                                  2,450,000       46,721
Xilinx, Inc.  (1)                                                                  1,000,000       35,920
PMC-Sierra, Inc.  (1)                                                              1,856,000       27,116
Analog Devices, Inc.  (1)                                                            650,000       24,186
KLA-Tencor Corp.  (1)                                                                400,000       23,164


PHARMACEUTICALS  -  4.21%
Eli Lilly and Co.                                                                  1,295,000       98,070
Pfizer Inc                                                                         1,518,200       62,185
Medicis Pharmaceutical Corp., Class A  (1)                                         1,030,300       57,686
Schering-Plough Corp.                                                                800,000       27,592
Merck & Co., Inc.                                                                    400,000       24,532
Bristol-Myers Squibb Co.                                                             425,000       19,975
Forest Laboratories, Inc.  (1)                                                       230,000       18,290
Johnson & Johnson                                                                    245,000       14,921
Pharmacia Corp.                                                                      100,000        4,105


MULTILINE RETAIL  -  3.25%
Kohl's Corp.  (1)                                                                  1,840,000      124,513
Dollar General Corp.                                                               6,228,500       91,870
Big Lots, Inc.  (1)                                                                2,895,312       36,481


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.12%
Medtronic, Inc.                                                                    2,560,000      114,022
Guidant Corp.  (1)                                                                 2,213,300       91,852
Becton, Dickinson and Co.                                                          1,000,000       36,690


SOFTWARE  -  3.03%
Microsoft Corp.  (1)                                                               1,530,000       89,260
National Instruments Corp.  (1)                                                    1,412,500       51,683
Macromedia, Inc.  (1)                                                              2,000,000       35,000
Intuit Inc.  (1)                                                                     700,000       26,523
HNC Software Inc.  (1)                                                             1,600,000       22,528
Cadence Design Systems, Inc.  (1)                                                    500,000       10,575


SPECIALTY RETAIL  -  3.00%
Lowe's Companies, Inc.                                                             2,970,000      134,393
Gap, Inc.                                                                          3,880,000       46,444
Staples, Inc.  (1)                                                                 1,500,000       29,505
AutoZone, Inc.  (1)                                                                  350,000       23,226


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.50%
Sanmina-SCI Corp. (formed by the merger of                                         7,660,000       77,749
SCI Systems, Inc. and Sanmina Corp.)  (1)
Solectron Corp.  (1)                                                               5,666,700       46,864
Jabil Circuit, Inc.  (1)                                                           1,737,000       32,395
Rogers Corp.  (1)                                                                    750,000       23,250
Tech Data Corp.  (1)                                                                 300,000       13,740


BANKS  -  2.30%
Wells Fargo & Co.                                                                  1,700,000       79,730
M&T Bank Corp.                                                                       959,230       73,381
Bank of America Corp.                                                                400,000       25,580


INSURANCE  -  2.17%
American International Group, Inc.                                                 1,468,750      108,643
Mercury General Corp.                                                                700,000       30,240
Reinsurance Group of America, Inc.                                                 1,000,000       29,700


HOTELS, RESTAURANTS & LEISURE  -  2.16%
Brinker International, Inc.  (1)                                                   1,725,000       59,237
International Game Technology (acquired                                              700,000       47,264
 Anchor Gaming)  (1)
Carnival Corp.                                                                     1,725,200       47,081
Papa John's International, Inc.  (1)                                                 560,000       14,510


TOBACCO  -  1.69%
Philip Morris Companies Inc.                                                       2,500,000      131,650


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.68%
CenturyTel, Inc.                                                                   2,750,000       91,300
ALLTEL Corp.                                                                         700,000       38,955


AIRLINES  -  1.44%
Southwest Airlines Co.                                                             4,597,300       97,049
SkyWest, Inc.                                                                        600,000       15,240


COMPUTERS & PERIPHERALS  -  1.30%
International Business Machines Corp.                                                250,000       24,530
Lexmark International, Inc., Class A  (1)                                            463,300       23,031
EMC Corp.  (1)                                                                     1,650,000       17,985
Hewlett-Packard Co.                                                                  800,000       16,096
Electronics for Imaging, Inc.  (1)                                                   525,000       10,185
Compaq Computer Corp.                                                                900,000        9,126


COMMUNICATIONS EQUIPMENT  -  1.26%
Cisco Systems, Inc.  (1)                                                           6,279,300       89,606
Corning Inc. (1)                                                                   1,250,000        8,413


INTERNET & CATALOG RETAIL  -  1.23%
eBay Inc.  (1)                                                                     1,840,000       95,772


WIRELESS TELECOMMUNICATION SERVICES  -  1.14%
AT&T Wireless Services, Inc.  (1)                                                  3,000,000       30,270
Western Wireless Corp., Class A  (1)                                               3,575,000       29,065
Nextel Communications, Inc., Class A  (1)                                          5,805,000       28,967


PERSONAL PRODUCTS  -  1.04%
Avon Products, Inc.                                                                1,560,000       80,636


ELECTRIC UTILITIES  -  1.01%
Duke Energy Corp.                                                                  2,234,500       78,878


ENERGY EQUIPMENT & SERVICES  -  0.85%
Schlumberger Ltd.                                                                  1,135,100       66,074


FOOD & DRUG RETAILING  -  0.79%
Walgreen Co.                                                                       1,000,000       40,240
Albertson's, Inc.                                                                    700,000       21,182


OFFICE ELECTRONICS  -  0.76%
Zebra Technologies Corp., Class A  (1)                                             1,150,000       59,214


TEXTILES & APPAREL  -  0.73%
NIKE, Inc., Class B                                                                  969,700       57,077


INTERNET SOFTWARE & SERVICES  -  0.72%
Yahoo! Inc.  (1)                                                                   2,155,600       31,170
VeriSign, Inc.  (1)                                                                1,050,000       24,917


CHEMICALS  -  0.68%
Cambrex Corp.                                                                      1,270,000       52,565


HEALTH CARE PROVIDERS & SERVICES  -  0.67%
WellPoint Health Networks Inc.  (1)                                                  425,000       51,689


BIOTECHNOLOGY  -  0.36%
Genentech, Inc.  (1)                                                                 600,000       28,320


BEVERAGES  -  0.21%
Robert Mondavi Corp., Class A  (1)                                                   440,000       16,500


AIR FREIGHT & COURIERS  -  0.12%
Atlas Air Worldwide Holdings, Inc.  (1)                                              995,000        8,975


Miscellaneous  -  1.89%
Other equity securities in initial period of acquisition                                          147,101


Total equity securities (cost: $4,935,184,000)                                                  5,970,830



                                                                                  Principal       Market
                                                                                     amount        value
Short-term securities                                                                 (000)        (000)

Federal agency discount notes  -  13.87%
Federal Home Loan Banks 1.58%-2.15% due 3/15-5/24/2002                              $378,800      377,949
Freddie Mac 1.57%-2.17% due 3/14-7/18/2002                                           344,200      343,266
Fannie Mae 1.67%-2.15% due 3/7-6/13/2002                                             337,950      337,027
Federal Farm Credit Bank 1.74% due 4/23-5/10/2002                                     20,300       20,246

Corporate short-term notes  -  9.35%
Corporate Asset Funding Co. Inc. 1.75%-1.80%                                          81,800       81,627
 due 3/6-4/22/2002 (2)
American General Finance Corp. 1.79% due 3/13/2002                                    50,000       49,968
Merck & Co., Inc. 1.85%-2.02% due 3/25-4/29/2002                                      50,000       49,884
American Express Credit Corp. 1.78%-1.79% due 3/1-4/11/2002                           47,900       47,851
Procter & Gamble Co. 1.74%-1.79% due 3/18-5/10/2002(2)                                47,840       47,730
General Electric Capital Corp. 1.61%-1.88% due 3/1-3/11/2002                          42,620       42,603
Triple-A One Funding Corp. 1.78%-1.79% due 3/8-3/12/2002(2)                           40,547       40,524
Motiva Enterprises LLC 1.75%-1.77% due 3/8-4/22/2002                                  40,500       40,450
Ford Motor Credit Co. 1.63%-1.80% due 3/4-3/5/2002                                    40,000       39,991
Minnesota Mining and Manufacturing Co. 1.75% due 3/20/2002                            34,000       33,967
Verizon Network Funding Corp. 1.78% due 5/21/2002                                     33,900       33,759
Park Avenue Receivables Corp. 1.72% due 3/20/2002 (2)                                 29,300       29,272
BellSouth Corp. 1.74% due 4/1/2002 (2)                                                25,000       24,961
E.W. Scripps Co. 1.64% due 4/17/2002(2)                                               25,000       24,945
J.P. Morgan Chase & Co. 1.76% due 3/26/2002                                           21,400       21,373
Kraft Foods Inc. 1.72% due 3/6/2002                                                   20,000       19,994
Abbott Laboratories 1.75% due 3/28/2002(2)                                            20,000       19,973
Coca-Cola Co. 1.74% due 4/26/2002                                                     18,700       18,648
Verizon Global Funding Corp. 1.72% due 4/16/2002 (2)                                  18,200       18,159
SBC Communications Inc. 1.77% due 4/4/2002(2)                                         16,500       16,472
Wells Fargo & Co. 1.80% due 3/5/2002                                                  15,500       15,496
Golden Peanut Co., LLC 2.05% due 3/15/2002                                             9,415        9,407

U.S. Treasuries  -  1.27%
U.S. Treasury Bills 1.71%-2.15% due 3/7-7/11/2002                                     98,700       98,276

Total short-term securities (cost: $1,903,850,000)                                              1,903,818


Total investment securities (cost: $6,839,034,000)                                              7,874,648
Excess of payables over cash and receivables                                                      100,475

Net assets                                                                                     $7,774,173

(1) Non-income-producing security.
(2) Restricted security that can be resold only to institutional investors. In practice, this security is as liquid as unrestricted securities in the portfolio.



See Notes to Financial Statements

AMCAP Fund
Financial statements

Statement of assets and liabilities
   (dollars and shares in thousands, except per share amounts)
at February 28, 2002
Assets:
 Investment securities at market
  (cost: $6,839,034)                                                                          $7,874,648
 Cash                                                                                                 52
 Receivables for:
  Sales of investments                                                           $27,510
  Sales of fund's shares                                                          29,449
  Dividends and interest                                                           4,442          61,401
                                                                                               7,936,101
Liabilities -
 Payables for:
  Purchases of investments                                                       150,477
  Repurchases of fund's shares                                                     4,253
  Investment advisory services                                                     2,132
  Services provided by affiliates                                                  4,221
  Deferred Directors' compensation                                                   824
  Other fees and expenses                                                             21         161,928
Net assets at February 28, 2002                                                               $7,774,173

Net assets consist of:
 Capital paid in on shares of capital stock                                                   $6,687,139
 Distributions in excess of net investment income                                                   (824)
 Undistributed net realized gain                                                                  52,244
 Net unrealized appreciation                                                                   1,035,614
Net assets at February 28, 2002                                                               $7,774,173

Total authorized capital stock - 750,000,000 shares,
 $1.00 par value
                                                                                  Shares Net asset value
                                                                  Net assets Outstanding       per share
                                                                                                     (1)
Class A                                                           $7,355,935     481,204          $15.29
Class B                                                              173,969      11,507           15.12
Class C                                                              112,013       7,435           15.07
Class F                                                              131,192       8,605           15.25
Class 529-A                                                              820          54           15.29
Class 529-B                                                              122           8           15.28
Class 529-C                                                              122           8           15.28
(1) Maximum offering price and redemption price per share
 are equal to the net asset value per share for all share
 classes, except for Class A and Class 529-A, for which
 the maximum offering price per share is $16.22 for both.



Statement of operations
for the year ended February 28, 2002
Investment income:                                                           (dollars in
                                                                              thousands)
 Income:
  Interest                                                                       $61,216
  Dividends                                                                       35,605         $96,821

 Fees and expenses:
  Investment advisory services                                                    27,071
  Distribution services                                                           18,718
  Transfer agent services                                                          6,535
  Administrative services                                                            190
  Reports to shareholders                                                            292
  Registration statement and prospectus                                              505
  Postage, stationery and supplies                                                   941
  Directors' compensation                                                             28
  Auditing and legal                                                                  64
  Custodian                                                                          123
  State and local taxes                                                              105
  Other                                                                               25          54,597
 Net investment income                                                                            42,224

Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                                                127,310
 Net unrealized depreciation on
  investments                                                                                   (739,189)
   Net realized gain and
    unrealized depreciation on investments                                                      (611,879)
 Net decrease in net assets resulting
  from operations                                                                               (569,655)



Statement of changes in net assets                                           (dollars in
                                                                              thousands)
                                                                              Year ended
                                                                             February 28
                                                                                     2002            2001
Operations:
 Net investment income                                                           $42,224         $89,643
 Net realized gain on investments                                                127,310         724,100
 Net unrealized depreciation on investments                                     (739,189)       (589,366)
  Net (decrease) increase in net assets
   resulting from operations                                                    (569,655)        224,377

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                           (40,091)        (41,756)
  Distributions from net realized gain
   on investments                                                               (316,801)       (880,993)
    Total dividends and distributions paid
     to shareholders                                                            (356,892)       (922,749)

Capital share transactions                                                     1,242,769         886,707

Total increase in net assets                                                     316,222         188,335

Net assets:
 Beginning of year                                                             7,457,951       7,269,616
 End of year (including
  distributions in excess of net investment income
  and undistributed net investment income: $(824)
  and $7,906, respectively)                                                   $7,774,173      $7,457,951


See Notes to Financial Statements

AMCAP Fund
Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

The fund offers nine share classes consisting of four retail share classes and five CollegeAmerica savings plan share classes. The CollegeAmerica savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education.

The fund's share classes are described below:

SHARE CLASS         INITIAL SALES CHARGE      CONTINGENT DEFERRED       CONVERSION FEATURE
                                              SALES CHARGE UPON
                                              REDEMPTION

Class A and         Up to 5.75%               None                      None
Class 529-A

Class B and         None                      Declines from 5% to       Class B and Class 529-B convert
Class 529-B                                   zero for redemptions      to Class A and Class 529-A,
                                              within six years of       respectively after eight years
                                              purchase

Class C             None                      1% for redemptions        Class C converts to Class F
                                              within one year of        after 10 years
                                              purchase

Class 529-C         None                      1% for redemptions        None
                                              within one year of
                                              purchase

Class 529-E *       None                      None                      None

Class F and         None                      None                      None
Class 529-F *


* As of February 28, 2002, there were no Class 529-E or Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to sales of securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of February 28, 2002, the cost of investment securities for federal income tax purposes was $6,839,358,000.

During the year ended February 28, 2002, the fund reclassified $8,974 ,000 from undistributed net investment income and $369,000 from realized gains to additional paid-in capital to align book with tax reporting.
As of February 28, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (DOLLARS IN THOUSANDS)

Undistributed net investment income                           $0

Undistributed long-term gains                                 52,569

Unrealized appreciation                                       1,773,404

Unrealized depreciation                                       (738,114)


The tax character of distributions paid was as follows:

(DOLLARS IN THOUSANDS)

                              DISTRIBUTIONS FROM ORDINARY           DISTRIBUTIONS         TOTAL
                              INCOME                                FROM                  DISTRIBUTIONS

                              NET INVESTMENT     SHORT-TERM         LONG-TERM             PAID
                              INCOME             CAPITAL GAINS      CAPITAL GAINS

YEAR ENDED FEBRUARY 28,
2002

Class A                        $39,097           -                  $310,752              $349,849

Class B                       286                -                     3,626                 3,912

Class C(1)                    228                -                     1,165                 1,393

Class F(1)                    480                -                     1,258                 1,738

Class 529-A(2)                -                  -                      -                      -

Class 529-B(2)                -                  -                      -                      -

Class 529-C(2)                -                  -                      -                      -

Total                         $40,091            -                  $316,801              $356,892





                              DISTRIBUTIONS FROM ORDINARY           DISTRIBUTIONS         TOTAL
                              INCOME                                FROM                  DISTRIBUTIONS

                              NET INVESTMENT     SHORT-TERM         LONG-TERM             PAID
                              INCOME AND         CAPITAL GAINS      CAPITAL GAINS
                              CURRENCY GAINS

YEAR ENDED FEBRUARY 28,
2001

Class A                       $41,671            -                  $878,976              $920,647

Class B(3)                    85                 -                  2,017                 2,102

Total                         $41,756            -                  $880,993              $922,749




(1) Class C and Class F shares were not offered before March 15, 2001.
(2) Class 529-A, Class 529-B and Class 529-C shares were not offered before February 15, 2002.
(3) Class B shares were not offered before March 15, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of annual rates beginning with 0.485% per annum on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the year ended February 28, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes. Under the plans, the Board of Directors approves certain categories of expenses which are used to finance activities primarily intended to sell fund shares.

The plans provide for annual expenses, based on average daily net assets of up to 0.25% for Class A shares; 0.50% for Class 529-A shares; 1.00% for Class B, Class 529-B, Class C and Class 529-C shares; 0.75% for Class 529-E shares; and 0.50% for Class F and Class 529-F shares. In some cases, the Board of Directors approved expense amounts lower than plan limits.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. Additionally, the Board of Directors has approved the following categories of distribution expenses:

CLASS A AND CLASS 529-A - Dealers and wholesalers receive commissions from AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit is not exceeded. Although the Class 529-A plan has an annual expense limit of 0.50% average daily net assets, currently the expense is limited to 0.25% of such assets.

CLASS B, CLASS 529-B, CLASS C AND CLASS 529-C - Each class pays AFD annual fees of 0.75% of its respective average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS 529-E - AFD is paid annual fees of 0.25% of average daily net assets to compensate dealers and wholesalers for shares sold.

CLASS F AND CLASS 529-F- Although the plan has an annual expense limit of 0.50% of its respective average daily net assets, currently there are no additional approved categories of expense for these classes.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder record keeping, communications and transaction processing. AFS is compensated for transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% based on its respective average daily net assets, plus amounts payable for certain transfer agency services. CRMC may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the year ended February 28, 2002 are as follows (dollar in thousands):


FUND SHARE            DISTRIBUTION      TRANSFER AGENT            ADMINISTRATIVE SERVICES
CLASSES               SERVICES          SERVICES

Class A               $17,224           $6,428                    Not applicable

Class B                982               107                      Not applicable

Class C                398              Not applicable            $92

Class F                114              Not applicable             98

Class 529-A            - *              Not applicable            - *

Class 529-B            - *              Not applicable            - *

Class 529-C            - *              Not applicable            - *


*Amount less than 1,000.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows:

YEAR ENDED FEBRUARY 28, 2002
(DOLLARS AND SHARES IN THOUSANDS)

                SALES                         REINVESTMENTS OF                REPURCHASES                 NET INCREASE

                                              DIVIDENDS AND
                                              DISTRIBUTIONS

                AMOUNT           SHARES       AMOUNT       SHARES       AMOUNT         SHARES       AMOUNT         SHARES

CLASS A         $1,390,170       85,936       $328,360     19,637        $(878,684)    (54,504)     $839,846       51,069

CLASS B         154,318          9,654        3,789        229          (12,276)       (780)        145,831        9,103

CLASS C (1)     120,095          7,600        1,336        81           (3,787)        (246)        117,644        7,435

CLASS F(1)      148,673          9,290        1,607        97           (11,896)       (782)        138,384        8,605

CLASS           820              54           -             -            (1)            -*           819            54
529-A(2)

CLASS           122              8            -             -             - *           -*           122            8
529-B(2)

CLASS           123              8            -             -             - *           -*           123            8
529-C(2)



TOTAL NET        $1,814,321      112,550      $335,092      20,044       $(906,644)     (56,312)     $1,242,769     76,282
INCREASE
(DECREASE)
IN FUND



YEAR ENDED FEBRUARY 28, 2001
(DOLLARS IN THOUSANDS)

                SALES                       REINVESTMENTS OF              REPURCHASES                   NET INCRASE
                                            DIVIDENDS AND
                                            DISTRIBUTIONS

                Amount          Shares      Amount       Shares     Amount           Shares       Amount        Shares

Class A         $1,001,085      53,407      $864,420     48,069     $(1,023,261)      (53,993)     $842,244      47,483

Class B(3)      46,993          2,543       2,056        116        (4,586)          (255)        44,463        2,404



Total net       $1,048,078      55,950      $866,476     48,185     $(1,027,847)     (54,248)     $886,707      49,887
increase
(decrease)
in fund


* Amount less than 1,000.
(1) Class C and Class F shares were not offered before March 15, 2001.
(2) Class 529-A, Class 529-B, Class 529-C, Class 529-E and
    Class 529-F shares were not offered before February 15, 2002.
(3) Class B shares were not offered before March 15, 2000.

5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. Any costs incurred in connection with the disposition of such securities will be recorded in the fund on the date of disposition. As of February 28, 2002, the total value of restricted securities was $303,663,000, which represents 3.91% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,073,995,000 and $1,456,949,000, respectively, during the year ended February 28, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2002, the custodian fee of $123,000 includes $13,000 that was offset by this reduction rather than paid in cash.


Financial Highlights
(1)
                                                                           Income from       investment   operations
                                                                                            Net(losses)
                                                                                               gains on
                                                                                             securities
                                                                                                  (both
                                                           Net asset              Net          realized        Total
                                                               value,       investment              and        from
                                                            beginning           income      unrealized)   investment
                                                            of period       (loss) (2)            (2.00)  operations
Class A:
 Year ended 2/28/2002                                        $  17.24             $.09           $(1.24)      $(1.15)
 Year ended 2/28/2001                                            19.00             .22              .38          .60
 Year ended 2/29/2000                                            17.84             .13             3.61         3.74
 Year ended 2/28/1999                                            16.93             .12             3.21         3.33
 Year ended 2/28/1998                                            14.60             .10             4.80         4.90
Class B:
 Year ended 2/28/2002                                            17.14            (.04)           (1.23)       (1.27)
 Period from 3/15/2000 to 2/28/2001                              19.06             .09              .31          .40
Class C -
 Period from 3/15/2001 to 2/28/2002                              16.50            (.07)            (.59)        (.66)
Class F -
 Period from 3/16/2001 to 2/28/2002                              16.34             .05             (.33)        (.28)
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                              15.48             .01             (.20)        (.19)
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                              15.21               -5             .07          .07
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                              15.21               -5             .07          .07



                                                            Dividends             and     Distributions
                                                                                                                 Net
                                                            Dividends                                         asset
                                                           (from net     Distributions                        value,
                                                           investment    (from capital            Total       end of
                                                              income)           gains)    distributions       period
Class A:
 Year ended 2/28/2002                                           $(.09)           $(.71)           $(.80)    $  15.29
 Year ended 2/28/2001                                            (.10)           (2.26)           (2.36)       17.24
 Year ended 2/29/2000                                            (.10)           (2.48)           (2.58)       19.00
 Year ended 2/28/1999                                            (.13)           (2.29)           (2.42)       17.84
 Year ended 2/28/1998                                            (.10)           (2.47)           (2.57)       16.93
Class B:
 Year ended 2/28/2002                                            (.04)            (.71)            (.75)       15.12
 Period from 3/15/2000 to 2/28/2001                              (.06)           (2.26)           (2.32)       17.14
Class C -
 Period from 3/15/2001 to 2/28/2002                              (.06)            (.71)            (.77)       15.07
Class F -
 Period from 3/16/2001 to 2/28/2002                              (.10)            (.71)            (.81)       15.25
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                                 -                -                -        15.29
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                                 -                -                -        15.28
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                                 -                -                -        15.28


                                                                                                           Ratio of
                                                                                                                 net
                                                                                              Ratio of       income
                                                                           Net assets,         expenses    (loss) to
                                                               Total     end of period       to average      average
                                                           return (3)    (in millions)       net assets   net assets
Class A:
 Year ended 2/28/2002                                          (7.08)%          $7,356              .71%         .58%
 Year ended 2/28/2001                                            3.03             7,417             .67         1.18
 Year ended 2/29/2000                                           22.30             7,270             .68          .72
 Year ended 2/28/1999                                           21.07             5,939             .67          .70
 Year ended 2/28/1998                                           36.97             4,891             .68          .62
Class B:
 Year ended 2/28/2002                                           (7.82)              174            1.49         (.27)
 Period from 3/15/2000 to 2/28/2001                              1.93                41       1.47 (4)       0.5 (4)
Class C -
 Period from 3/15/2001 to 2/28/2002                             (4.44)              112        1.61 (4)    (.46) (4)
Class F -
 Period from 3/16/2001 to 2/28/2002                             (2.12)              131         .84 (4)      .31 (4)
Class 529-A -
 Period from 2/15/2002 to 2/28/2002                             (1.23)                1             .03          .03
Class 529-B -
 Period from 2/19/2002 to 2/28/2002                               .46            - (6)              .04        - (7)
Class 529-C -
 Period from 2/19/2002 to 2/28/2002                               .46            - (6)              .04        - (7)


Supplemental data - all classes

Year ended February 28 or 29
                                                                  2002             2001             2000         1999

Portfolio turnover rate                                            25%              39%              34%          36%


(1) Based on operations for the period
 shown (unless otherwise noted) and,
accordingly, may not be representative
 of a full year.
(2) Years ended 2000, 1999 and 1998
 are based on shares outstanding on
the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales
 charges, including' contingent
 deferred sales charges.
(4) Annualized
(5) Amount less than one cent.
(6) Amount less than 1 million.
(7) Amount less than 0.01 percent.

Independent auditor's report
To the Board of Directors and Shareholders of AMCAP Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

March 28, 2002


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2002, the fund paid a long-term capital gain distribution of $316,801,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 88% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



                                    PART C
                               OTHER INFORMATION
                                AMCAP FUND, INC.

ITEM 23. EXHIBITS

(a) Articles of Incorporation - previously filed (see P/E Amendment No. 60 filed 4/23/97, No. 64 filed 3/8/00, No. 66 filed 3/12/01, and No. 69 filed
2/14/02)
(b) By-laws - previously filed (see P/E Amendment No. 60 filed 4/23/97)
(c) Form of share certificate - previously filed (see P/E Amendment No. 66 filed 3/12/01)
(d) Amended Investment Advisory and Service Agreement - previously filed (see P/E Amendment No. 64 filed 3/8/00)
(e-1) Form of Amended and Restated Principal Underwriting Agreement - previously filed (see P/E Amendment No. 69 filed 2/14/02)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) Form of Global Custody Agreement - previously filed (see P/E Amendment No. 69 filed 2/14/02)
(h) Form of Amended and Restated Administrative Service Agreement - previously filed (see P/E Amendment No. 69 filed 2/14/02)
(i) Legal Opinion  for Classes R-1, R-2, R-3, R-4, and R-5 Shares
(j) Consent of Independent Auditors
(k) None
(l) None
(m-1) Forms of Plans of Distribution - previously filed (see P/E No. 60 filed 4/23/97, No. 64 filed 3/8/00, No. 66 filed 3/12/01, No. 69 filed 2/14/02)
(m-2) Form of Plan of Distribution relating to Class R-1, R-2, R-3, R-4 and R-5 Shares
(n) Form of Amended and Restated Multiple Class Plan - previously filed (see P/E Amendment No. 69 filed 2/14/02)
(o) None
(p) Code of Ethics - previously filed (see P/E Amendment No. 69 filed 2/14/02)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None

ITEM 25. INDEMNIFICATION

 The registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

 ARTICLE VIII (H) AND (I) OF THE ARTICLES OF INCORPORATION OF THE FUND PROVIDES
THAT:

 (h) "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent provided by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law; and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability, to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

 Subsection (b) of Section 2-418 of the GENERAL CORPORATION LAW OF MARYLAND empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such

ITEM 25. INDEMNIFICATION (CONTINUED)

action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or
(iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

 Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                         (2)             (3)



       NAME AND PRINCIPAL                      POSITIONS AND OFFICES         POSITIONS AND OFFICES

          BUSINESS ADDRESS                       WITH UNDERWRITER              WITH REGISTRANT



       David L. Abzug                          Vice President                None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                            Vice President                None

       P.O. Box 7326

       Little Rock, AR 72207



       Robert B. Aprison                       Vice President                None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                      Vice President                None



       Steven L. Barnes                        Senior Vice President         None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                           Vice President                None



       Michelle A. Bergeron                    Senior Vice President         None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                     Regional Vice President       None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                         Senior Vice President         None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                       Vice President                None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                           Senior Vice President         None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                       Senior Vice President         None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                              Vice President                None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                          Vice President                None



       Cody Callaway                           Regional Vice President       None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew Carlisle                        Regional Vice President       None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian Carroll                          Regional Vice President       None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                          Vice President                None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                       Senior Vice President         None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                   Senior Vice President         None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                        Vice President                None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                          Senior Vice President         None



L      Larry P. Clemmensen                     Director                      None



L      Kevin G. Clifford                       Director, President and       None
                                               Co-Chief

                                               Executive Officer



H      Cheri Coleman                           Assistant Vice President      None



       Ruth M. Collier                         Senior Vice President         None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                         Vice President                None



       Carlo O. Cordasco                       Regional Vice President       None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                     Vice President                None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                    Senior Vice President         None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



       William F. Daugherty                    Regional Vice President       None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                           Regional Vice President       None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                    Vice President                None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                   Regional Vice President       None

       91 Church Street

       East Aurora, NY 14052



L      Bruce DePriester                        Senior Vice President         None



       Tom Dickson                             Regional Vice President       None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                      Vice President                None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                         Senior Vice President         None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                           Senior Vice President         None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                          Director, Executive Vice      None
                                               President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                       Secretary                     None



       Michael J. Dullaghan                    Regional Vice President       None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                        Senior Vice President         None



       Robert W. Durbin                        Vice President                None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                        Senior Vice President         None



       Timothy L. Ellis                        Regional Vice President       None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                           Senior Vice President         None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                         Regional Vice President       None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                        Senior Vice President         None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda Gardner                           Assistant Vice President      None



B      Evelyn K. Glassford                     Vice President                None



       Jack E. Goldin                          Regional Vice President       None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                      Vice President                None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                      Director                      Senior Vice President



B      Mariellen Hamann                        Vice President                None



       Derek S. Hansen                         Regional Vice President       None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                         Senior Vice President         None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                         Vice President                None



       Steve Hipsley                           Regional Vice President       None

       14 Dyer Switch Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                        Senior Vice President         None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                         Vice President                None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                     Director                      None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                        Senior Vice President         None



       John P. Keating                         Regional Vice President       None

       2285 Eagle Harbor Parkway

       Orange Park, FL 32003



       Dorothy Klock                           Vice President                None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



H      Dianne L. Koske                         Assistant Vice President



       Andrew R. LeBlanc                       Regional Vice President       None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                           Vice President                None



       T. Blake Liberty                        Vice President                None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                            Regional Vice President       None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                          Vice President                None



I      Kelle Lindenberg                        Assistant Vice President      None



       Louis K. Linquata                       Regional Vice President       None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                      Director                      None



       Brendan T. Mahoney                      Regional Vice President       None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                      Director, Senior Vice         None
                                               President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                        Senior Vice President         None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                       Director, Senior Vice         None
                                               President



L      E. Lee McClennahan                      Senior Vice President         None



       James R. McCrary                        Regional Vice President       None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                       Senior Vice President         None



S      John V. McLaughlin                      Senior Vice President         None



       Terry W. McNabb                         Vice President                None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott Meade                             Regional Vice President       None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty Moncrief                          Regional Vice President       None

       55 Chandler Creek

       The Woodlands, TX 77381



       William E. Noe                          Vice President                None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                          Vice President                None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                           Vice President                None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                        Regional Vice President       None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                           Regional Vice President       None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                         Regional Vice President       None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                         Regional Vice President       None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                        Senior Vice President         None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                     Assistant Vice President      None



       Carl S. Platou                          Vice President                None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                        Vice President                None



       Mark S. Reischmann                      Regional Vice President       None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                       Senior Vice President         None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                        Vice President                None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                           Vice President                None



L      James F. Rothenberg                     Director                      None



       Douglas F. Rowe                         Vice President                None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                    Vice President                None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                             Assistant Vice President      None



       Dean B. Rydquist                        Senior Vice President         None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                       Senior Vice President         None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                         Regional Vice President       None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                     Vice President                None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                    Regional Vice President       None

       201 McIver Street

       Greenville, SC 29601



L      R. Michael Shanahan                     Director                      Chairman of the Board



       Brad W. Short                           Regional Vice President       None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                          Chairman of the Board         None
                                               and

       1000 RIDC Plaza, Suite 212              Co-Chief Executive
                                               Officer

       Pittsburgh, PA 15238



       William P. Simon                        Senior Vice President         None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                         Regional Vice President       None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                         Senior Vice President         None

       5520 Frankford Court

       Dallas, TX 75252



S      Sherrie L. Snyder-Senft                 Vice President                None



       Anthony L. Soave                        Regional Vice President       None

       8831 Morning Mist Drive

       Clarkston, MI 48348



L      Therese L. Soullier                     Assistant Vice President      None



       Nicholas D. Spadaccini                  Vice President                None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                    Assistant Vice President      None



       Daniel S. Spradling                     Senior Vice President         None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                           Assistant Vice President      None



LW     Eric H. Stern                           Director                      None



       Brad Stillwagon                         Regional Vice President       None

       2438 Broadmeade Road

       Louisville, KY 40205



B      Max D. Stites                           Vice President                None



       Thomas A. Stout                         Vice President                None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                       Vice President                None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                    Senior Vice President         None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                         Vice President                None



L      Drew W. Taylor                          Assistant Vice President      None



       Gary J. Thoma                           Regional Vice President       None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cindy Thompson                          Regional Vice President       None

       23412 Pacific Park Drive, #5C

       Aliso Viejo, CA 92656



L      James P. Toomey                         Vice President                None



I      Christopher E. Trede                    Vice President                None



       George F. Truesdail                     Senior Vice President         None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                    Vice President                None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                          Regional Vice President       None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                          Regional Vice President       None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #110

       Sioux Falls, SD 57103



       Thomas E. Warren                        Vice President                None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                           Senior Vice President,        None

                                               Treasurer and Controller



       Gregory J. Weimer                       Vice President                None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                        Director                      None



SF     Gregory W. Wendt                        Director                      None



       George J. Wenzel                        Regional Vice President       None

       251 Barden Road

       Bloomfield, MI 48304



H      J. D. Wiedmaier                         Assistant Vice President      None



SF     N. Dexter Williams, Jr.                 Senior Vice President         None



       Timothy J. Wilson                       Vice President                None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                       Vice President                None



H      Marshall D. Wingo                       Director, Senior Vice         None
                                               President



L      Robert L. Winston                       Director, Senior Vice         None
                                               President



       William R. Yost                         Senior Vice President         None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                       Regional Vice President       None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                         Regional Vice President       None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 13th day of May, 2002.

    AMCAP FUND, INC.
    By /s/ R. Michael Shanahan
         (R. Michael Shanahan, Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on May 13, 2002, by the following persons in the capacities indicated.

           SIGNATURE                                  TITLE

(1)        Chief Executive Officer:

            /s/ R. Michael Shanahan                   Chairman of the Board

           (R. Michael Shanahan)

(2)        Principal Financial Officer
           and Principal Accounting Officer:

            /s/ Sheryl F. Johnson                     Treasurer

           (Sheryl F. Johnson)

(3)        Directors:

           H. Frederick Christie*                     Director

           Mary Anne Dolan*                           Director

           Martin Fenton*                             Director

           Claudia P. Huntington*                     President and Director

           Mary Myers Kaupilla*                       Director

           Bailey Morris-Eck*                         Director

           Kirk P. Pendleton*                         Director

           Olin C. Robison*                           Director

           Steven B. Sample*                          Director

            /s/ R. Michael Shanahan                   Chairman of the Board

           (R. Michael Shanahan)


 *By   /s/ Julie F. Williams
         (Julie F. Williams, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

    /s/ Kristine M. Nishiyama
(Kristine M. Nishiyama)